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                                                                  EXHIBIT 99.14B

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus for the Stein Roe Intermediate Municipals Fund (one of the series constituting the Liberty Stein Roe Funds Municipal Trust), and "Financial Statements" and "Independent Auditors" in the Liberty-Stein Roe Funds Municipal Trust Statement of Additional Information and to the incorporation by reference of our report dated August 22, 2001 with respect to those financial statements and financial highlights included in the Annual Report dated June 30, 2001, which Prospectus, Statement of Additional Information, and our report are incorporated by reference in the Combined Prospectus and Proxy Statement included in this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Liberty Funds Trust V. We further consent to the references to us under the headings "Other Service Providers of the Liberty Fund and the Intermediate Municipals Fund", "Appendix A -- Agreement and Plan of Reorganization" (paragraph 4.1(f)), and in "Appendix F -- Financial Highlights", in such Combined Prospectus and Proxy Statement.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 21, 2002
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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses for the Galaxy Connecticut Municipal Bond Fund, the Galaxy Connecticut Intermediate Municipal Bond Fund, the Galaxy Massachusetts Municipal Bond Fund, the Galaxy Massachusetts Intermediate Municipal Bond Fund, the Galaxy Tax-Exempt Bond Fund, and the Galaxy Intermediate Tax-Exempt Bond Fund (six of the portfolios constituting the Galaxy
Fund) and "Financial Statements" and "Auditors" in the Galaxy Fund Statement of Additional Information and to the incorporation by reference of our report dated December 11, 2001 with respect to those financial statements and financial highlights included in the Galaxy Fund Annual Report dated October 31, 2001, which Prospectuses, Statement of Additional Information, and our report are incorporated by reference in the Combined Prospectus and Proxy Statements included in this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Liberty Funds Trust V. We further consent to the references to us under the headings "Other Service Providers for the Liberty Fund and the
....", "Appendix A - Agreement and Plan of Reorganization" (paragraph 4.1(f)), and in "Appendix F - Financial Highlights ...", in such Combined Prospectus and Proxy Statements.




                                                     /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 21, 2002




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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus for the Galaxy II Municipal Bond Fund (one of the portfolios constituting the Galaxy Fund II) and "Financial Statements" and "Auditors" in the Galaxy Fund II Statement of Additional Information and to the incorporation by reference of our report dated May 3, 2002 with respect to those financial statements and financial highlights included in the Galaxy Fund II Annual Report dated March 31, 2002, which Prospectus, Statement of Additional Information, and our report are incorporated by reference in the Combined Prospectus and Proxy Statement included in this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Liberty Funds Trust V. We further consent to the references to us under the headings "Other Service Providers for the Liberty Fund and the Galaxy II Fund", "Appendix A - (paragraph 4.1(f)) Agreement and Plan of Reorganization" (paragraph 4.1(f)), and in "Appendix F - Financial Highlights of the Galaxy Intermediate Tax-Exempt Bond Fund", in such Combined Prospectus and Proxy Statement.




                                                     /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 21, 2002